7

             SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                      ________________


                          FORM 8-K


                       CURRENT REPORT


               Pursuant to Section 13 or 15(d)
           of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)December 3, 1997


         DEAN WITTER REALTY INCOME PARTNERSHIP II, L.P.
     (Exact name of registrant as specified in its charter)


           Delaware                    0-18150           13-
3244091
(State or other jurisdiction       Commission (I.R.S. Employer
     of  incorporation)       File Number)    Identification
No.)


  Two World Trade Center, New York, New York             10048
   (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code(212) 392-1054


         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Pursuant to an agreement dated as of October 22, 1997, Framingham Corporate Center Limited Partnership (which is owned 95% by the Partnership and 5% by the Managing General Partner) entered into an agreement with Massachusetts Mutual Life Insurance Company, an unaffiliated party, to sell the land and building which comprise the Framingham Corporate Center property for a negotiated sale price of $26,050,000. As permitted by the agreement, Massachusetts Mutual Life Insurance Company assigned its right to purchase the property to Cornerstone Suburban Office Limited Partnership.

The purchase price was paid in cash at closing on December 3, 1997. At closing, Framingham Corporate Center Limited Partnership received proceeds, net of closing costs and other deductions, of approximately $25.3 million. All of the net proceeds from the sale were allocated to the Partnership.

Item 7.  Financial Statements and Exhibits

(b)  Pro Forma Financial Information

     (1)  Pro Forma Consolidated Balance Sheet as of July
     31, 1997.

     (2)   Pro  Forma Consolidated Statements of  Operations
     for  the        fiscal year ended October 31, 1996  and
     of Income for the   nine months ended July 31, 1997.

(c)  Exhibit

     (2)   Purchase and Sale Agreement, dated as of  October
     22,  1997  between Framingham Corporate Center  Limited
     Partnership  as  Seller and Massachusetts  Mutual  Life
     Insurance Company as     Purchaser.

                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FRAMINGHAM CORPORATE CENTER,
L.P.

                         By:    Dean Witter Realty Income
                            Partnership II, L.P.
                            General Partner

                            By: Dean Witter Realty Income
Properties II, Inc.
                                Managing General Partner




Date:                    December 18, 1997   By:  /s/E.
Davisson Hardman, Jr.
                            E. Davisson Hardman, Jr.
                            President

       Dean Witter Realty Income Partnership II, L.P.
            Pro Forma Consolidated Balance Sheet
                     As of July 31, 1997

The  following  unaudited pro forma balance sheet  has  been presented as if the Framingham Corporate Center property was sold as of July 31, 1997.  The pro forma adjustments reflect
a)  the  cash proceeds from the sale, b) the elimination  of
the   net  carrying  value  of  the  property,  and  c)  the
elimination of deferred leasing commissions and other assets and liabilities relating to the property sold.

                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
ASSETS

 Cash and cash equivalents  $ 1,895,246           $
25,371,182                  $27,266,428

 Real estate                 34,973,452
(13,614,100)                 21,359,352

 Investments in joint venture           2,608,949        -
2,608,949

 Deferred leasing commissions, net        631,954
(322,901)                       309,053

 Other assets                 1,183,463
(577,822)                       605,641

                            $41,293,064           $
10,856,359                  $52,149,423


LIABILITIES AND PARTNERS' CAPITAL

 Accounts payable and accrued
  liabilities               $   967,803           $
(52,150)                    $   915,653

 Security Deposits              157,941
(62,177)                         95,764
                              1,125,744
(114,327)                     1,011,417

  Partners' capital          40,167,320
10,970,686                   51,138,006

                            $41,293,064
$10,856,359                 $52,149,423

       Dean Witter Realty Income Partnership II, L.P.
       Pro Forma Consolidated Statement of Operations
             For the year ended October 31, 1996

The following unaudited pro forma consolidated statement  of operations has been presented as if the Framingham Corporate
Center property was sold as of the beginning of fiscal  year
1996.   The  pro  forma adjustments reflect  elimination  of
rental  and  other  revenues, property  operating  expenses, depreciation, amortization, and loss on impairment  relating to  the  property  sold.  The pro forma adjustments  do  not reflect  the Partnership's nonrecurring gain on the sale  of the property.
                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:

 Rental                     $16,206,557
$(2,851,874)                $13,354,683
 Equity in earnings of joint venture      250,109       -
250,109
 Interest and other             957,941
(307,812)                       650,129

                             17,414,607
(3,159,686)                  14,254,921

Expenses:

 Property operating           6,459,867
(1,468,659)                   4,991,208
 Depreciation                 5,011,419
(1,202,054)                   3,809,365
 Amortization                   537,220
(74,370)                        462,850
 General and administrative     759,445                -
759,445
 Losses on impairment of real estate   11,870,000
(2,323,000)                   9,547,000

                             24,637,951
(5,068,083)                  19,569,868

Loss before minority interest          (7,223,344)
1,908,397                    (5,314,947)

Minority interest               589,362                -
589,362

Net loss                    $(7,812,706)          $
1,908,397                   $(5,904,309)

Net loss per Unit of Limited
 Partnership interest       $    (39.72)          $
9.70                        $    (30.02)




       Dean Witter Realty Income Partnership II, L.P.
         Pro Forma Consolidated Statement of Income
           For the nine months ended July 31, 1997

The following unaudited pro forma consolidated statement  of operations has been presented as if the Framingham Corporate
Center property was sold as of the beginning of fiscal  year
1996.   The  pro  forma adjustments reflect  elimination  of
rental  and  other  revenues, property  operating  expenses, depreciation and amortization relating to the property sold.
The  pro  forma adjustments do not reflect the Partnership's nonrecurring gain on the sale of the property.
                                       Pro Forma
                            Historical
Adjustments                 Pro Forma
Revenues:

 Rental                     $ 9,377,686
$(2,394,171)                $ 6,983,515
 Gain on sales of real estate          16,968,609       -
16,968,609
 Equity in earnings of joint ventures     164,011       -
164,011
 Interest and other             404,620
(20,577)                        384,043

                             26,914,926
(2,414,748)                  24,500,178

Expenses:

 Property operating           3,670,285
(1,195,228)                   2,475,057
 Depreciation                 1,730,716
(641,262)                     1,089,454
 Amortization                   255,057
(71,222)                        183,835
 General and administrative     547,952                 -
547,952

                              6,204,010
(1,907,712)                   4,296,298

Income before minority interest        20,710,916
(507,036)                    20,203,880

Minority interest             2,457,842                 -
2,457,842

Net income                  $18,253,074           $
(507,036)                   $17,746,038

Net income per Unit of Limited
 Partnership interest       $    101.18           $
(2.58)                      $     98.60

 Exhibit Index for Dean Witter Realty Income Partnership II,
                            L.P.



Exhibit                                           Sequential
  No.      Description                             Page No.

 (2) Purchase and Sale Agreement, dated as of October 22, 1997 between Framingham Corporate
           Center Limited Partnership as Seller and
           Massachusetts Mutual Life Insurance Company as Purchaser.






























                             E-1